T. Rowe Price Emerging Europe Fund

Supplement to Prospectus dated March 1, 2013

On page 13, the portfolio manager table under “Management” is supplemented as follows:

Effective November 1, 2013, Ulle Adamson will join S. Leigh Innes as co-portfolio manager of the T. Rowe Price Emerging Europe Fund. Ms. Innes is expected to be on maternity leave from approximately December 1, 2013 until on or about July 15, 2014. During the time that Ms. Innes is on maternity leave, Ms. Adamson will serve as the interim portfolio manager with day-to-day responsibility for managing the fund’s portfolio. Ms. Innes will resume her role as the fund’s sole portfolio manager once she returns from maternity leave. Ms. Adamson joined T. Rowe Price International in 2002.

On page 81, the disclosure under “Portfolio Management” with respect to the Emerging Europe Fund is revised as follows:

Effective November 1, 2013, Ulle Adamson will join S. Leigh Innes as co-portfolio manager of the T. Rowe Price Emerging Europe Fund. Ms. Innes is expected to go on maternity leave beginning on or about December 1, 2013. During the time that Ms. Innes is on maternity leave, Ms. Adamson will serve as the interim portfolio manager with day-to-day responsibility for managing the fund’s portfolio. There will be no changes to the fund’s Investment Advisory Committee during this time. Ms. Adamson joined the Firm in 2002 and her investment experience dates from that time. Ms. Adamson has served as an equity research analyst since joining the Firm. Ms. Innes is expected to return from maternity leave on or about July 15, 2014, at which point she will resume her role as the fund’s sole portfolio manager.

The date of this supplement is October 29, 2013.

F131-041 10/29/13